SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 30, 1998

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

   United States                    33-95714                      22-2716130
   United States                    33-99442-01                   22-2716130
   -------------                  -------------             ----------------
  (State or other                  (Commission               (I.R.S. Employer
  Jurisdiction of                 File Number)              Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359





                                   Page 1 of 4
                         Exhibit Index appears on Page 4

Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)  Exhibits
         28.1 Monthly Servicer's Certificate - September 30, 1998
         28.2 Monthly Series 1995-1 Certificateholders' Statement - September 30, 1998

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



      Dated: October 22, 1998                         By:  /s/ Donald K. Truslow
                                                      Name:  Donald K. Truslow
                                                      Title:  Comptroller

                                INDEX TO EXHIBITS

                                                                                                   Sequentially
 Exhibit                                                                                             Numbered
  Number                                          Exhibit                                            Pages
   28.1         Monthly Servicer's Certificate - September 30, 1998                                   1-7
   28.2         Monthly Series 1995-1 Certificateholders' Statement - September 30, 1998             1-10